TCW Funds, Inc.

Supplement dated December 29, 2022 to the

Prospectus (the “Prospectus”) dated March 1, 2022, as supplemented

For current and prospective investors in the TCW Artificial Intelligence Equity Fund (the “Fund”):

Effective December 31, 2022, Jeffrey W. Lin, CFA, and Thomas Lee will cease to be portfolio managers of the Fund. Effective January 1, 2023, Bo Fifer will serve as lead portfolio manager and Evan Feagans will serve as portfolio manager of the Fund. Therefore, effective January 1, 2023, all references to Messrs. Lin and Lee are removed from the Prospectus. In addition, effective the same date, the disclosure under the heading “TCW Artificial Intelligence Equity Fund — Portfolio Managers” on page 5 of the Prospectus is deleted in its entirety and replaced with the following:

Name	Experience with the Fund	Primary Title with Investment Adviser
Bo Fifer, CFA (Lead Portfolio Manager)	Since January 2023	Senior Vice President
Evan Feagans, CFA	Since January 2023	Senior Vice President

In addition, effective January 1, 2023, the disclosure relating to the Fund under the heading “Management of the Funds – Portfolio Managers” on page 112 of the Prospectus is deleted in its entirety and replaced with the following:

TCW Artificial Intelligence Equity Fund

Bo Fifer, CFA (Lead Portfolio Manager)	Senior Vice President, the Advisor and TCW LLC.
Evan Feagans, CFA	Senior Vice President, the Advisor and TCW LLC.

Please retain this Supplement with your Prospectus for future reference.